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                            FPA PARAMOUNT FUND, INC.
       SUPPLEMENT DATED JUNE 17, 2002 TO PROSPECTUS DATED FEBRUARY 1, 2002

THE MAXIMUM DEFERRED SALES LOAD IN THE SHAREHOLDER FEES TABLE UNDER THE CAPTION "FEES AND EXPENSES OF THE FUND" IS REVISED AS FOLLOWS, EFFECTIVE JULY 1, 2002:

     Maximum Deferred Sales Load (as a percentage of original sales
           price or redemption proceeds, as applicable)                 2.00%(1)

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(1)  No deferred sales charge applies to a redemption if the sales charge was paid at the time of initial purchase. A deferred sales charge of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. In addition, an account management fee may be charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge. A deferred sales charge of 1% applies to redemptions within one year of purchase for certain purchases of $1,000,000 or more made without a sales load at the time of purchase on which FPA Fund Distributors, Inc. pays a dealer concession of 0.50% of the purchase price.

THE SECTION "PURCHASES NOT SUBJECT TO SALES CHARGE" UNDER THE CAPTION "PURCHASE, PRICING AND SALE OF SHARES" IS REVISED TO ADD ITEM (h) AS FOLLOWS, EFFECTIVE JULY 1, 2002:

(h) directors, officers and employees of the Fund's custodian or transfer agent.

                                                                     PA74SUPP602